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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 7, 2002

                             MERCURY AIR GROUP, INC.
               (Exact name of Registrant as specified in Charter)

           DELAWARE                         1-7134               11-1800515
-------------------------------     ---------------------     ----------------
(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                  5456 McConnell Avenue, Los Angeles, CA 90066
                (Address of Principal Executive Offices/Zip Code)

       Registrant's telephone number, including area code: (310) 827-2737
                                 Not Applicable
                (Former Name or Former Address, if Changed Since
                                  Last Report)

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                                TABLE OF CONTENTS

    ITEM 5.  OTHER EVENTS
    ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 3.1


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ITEM 5. OTHER EVENTS

        On December 7, 2002, the Board of Directors of Mercury Air Group, Inc. (the "Company") adopted amendments to its Bylaws relating to (1) advance notice requirements of matters to be presented at an annual meeting of stockholders and for nomination of directors, (2) the setting of a record date in connection with corporate action taken without a meeting, and (3) qualifications of directors. In connection with the adoption of these amendments, the Company amended and restated its Bylaws.

        A copy of the Amended and Restated Bylaws are attached as an exhibit to this current Report on Form 8-K and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits:

3.1     Amended and Restated Bylaws of Mercury Air Group, Inc.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 9, 2002                      MERCURY AIR GROUP, INC.


                                            By: /s/ JOSEPH A. CZYZYK
                                               ---------------------------------
                                               Joseph A. Czyzyk
                                               President and Chief Executive
                                               Officer